UNITED MERCHANTS AND MANUFACTURERS, INC. AND SUBSIDIARIES
                                 FORM 10K



                             INDEX TO EXHIBITS

  Certain exhibits to this report on Form 10-K have been incorporated by reference. For a list of these exhibits see Item 14 hereof.

  The following exhibits are being filed herewith:

Exhibit No.
 (10) Material Contracts:

   a) Sidney O. Margolis - employment agreement is incorporated by reference to Exhibit 10 of Form 10-K filed by the Registrant for the year ended June 30, 1986. Amendment to employment agreement dated June 9, 1989 is incorporated by reference to Exhibit 10 of Form 10-K filed by the Registrant for the year ended June 30, 1989. Amendment to employment agreement dated July 22, 1992 is incorporated herein by reference to Exhibit 10 of Form 10-K filed by the registrant for the year ended June 30, 1992.

   b) Judith A. Nadzick - employment agreement is incorporated by reference to Exhibit 10 of Form 10-K filed by the Registrant for the year ended June 30, 1987. Amendments to employment agreement dated December 6, 1991 and July 22, 1992 are incorporated herein by reference to Exhibit 10 of Form 10-K filed by the registrant for the year ended June 30, 1992.

    c) Uzi Ruskin - employment agreement is incorporated by reference to
       Exhibit 10 of Form 10-K filed by the Registrant for the year ended June 30, 1986. Amendment to employment agreement dated August 21, 1991 is incorporated by reference to Exhibit 10 of Form 10-K filed by the Registrant for the year ended June 30, 1991.

 (22) Subsidiaries of the Registrant.................................  E-2

 (27) Financial Data Schedule as of and for the year ended June 30, 1995 is filed herewith.

                                EXHIBIT 22

         UNITED MERCHANTS AND MANUFACTURERS, INC. AND SUBSIDIARIES
                      SUBSIDIARIES OF THE REGISTRANT


                                              Percentage
                                                   State or     of Voting
                                                 Jurisdiction   Securities
                                              of Incorporation     Owned
                                              ----------------  ----------
Victoria Creations, Inc. ...................    Rhode Island       79%




  The foregoing subsidiary is included in the consolidated financial statements of the Company. A number of inactive and other subsidiaries (all of which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary) have been omitted from the above list.